                             P R O S P E C T U S

                                 TRUST SHARES

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                         Emerging Markets Equity Fund
                            Small Cap Equity Fund

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                             INVESTMENT ADVISORS

                         STI Capital Management, N.A.



                              December 31, 1996


                                    [LOGO]

        Copyright 1996 SunTrust is a registered service mark belonging exclusively to SunTrust Banks, Inc. MKT 210-6

                                    [LOGO]

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                              STI Classic Funds
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Mutual funds offer an excellent way to expand your investment portfolio and take advantage of the potential returns offered through fixed-income and equity markets.

The STI Classic Funds are advised by STI Capital Management, N.A., Trusco Capital Management, Inc., SunTrust Bank, Atlanta, and SunTrust Bank, Chattanooga, N.A. These advisory units are affiliates of SunTrust Banks, Inc., a super-regional bank holding company with approximately $55.1 billion in discretionary assets under management. Currently, these advisors collectively manage over $7 billion in equity and fixed-income mutual fund assets.

When you invest in the STI Classic Funds, your money will be managed by proven professionals with years of investment experience in equity and fixed income markets. The advisors to the STI Classic Funds managed funds primarily for institutional clients prior to 1992. In June of 1992, the first of the STI Classic Funds was introduced to make the investment expertise of those same advisors available to the general public.

Many investors today are using equity mutual funds for their intermediate and long term investment needs. Equity mutual funds have returned an average annualized return of 11.16% for the period 1/60 through 12/95. While past performance is no guarantee of future results, the equity funds' total return represents an 8.6 fold increase over inflation and a 5 fold increase over 3-month Treasury Bills.

The performance data is not reflective of any investment or any STI Classic Mutual Fund.


                                   [GRAPH]

STI Capital Management, N.A., currently manages approximately $11 billion in discretionary assets and serves as advisor to the following STI Classic Equity Funds.

Capital Growth Fund - manager Anthony R. Gray, Chairman and Chief Investment Officer. Mr. Gray has over 30 years of investment experience.

Value Income Stock Fund - manager Mills Riddick, CFA, Senior Vice President. Mr. Riddick has over 14 years of investment experience.

Mid-Cap Equity Fund - manager Elliott A. Perny, Senior Executive Vice President. Mr. Perny has over 24 years of investment experience.

Balanced Fund - co-managers Anthony R. Gray (equity portion), L. Earl Denney, CFA, Senior Vice President, Director of Fixed Income Investments (fixed income portion). Mr. Denney has over 16 years of investment experience.

International Equity Fund - manager Daniel R. Jaworski, Senior Vice President. Mr. Jaworski has over 9 years of investment experience.

Emerging Markets Equity Fund - manager Pablo Salas, Vice President. Mr. Salas has over 10 years of investment experience.

Small Cap Equity Fund - manager Brett Barner, CFA Vice President. Mr. Barner has over 10 years of investment experience.

                               STI CLASSIC FUNDS
                          EMERGING MARKETS EQUITY FUND
                             SMALL CAP EQUITY FUND
                                  TRUST SHARES

                        INVESTMENT ADVISOR TO THE FUNDS:
                          STI CAPITAL MANAGEMENT, N.A.
                                (THE "ADVISOR")

The STI Classic Funds (the "Trust") is a mutual fund that offers shares in a number of separate investment portfolios. This Prospectus sets forth concisely the information about the Trust Shares of the Emerging Markets Equity Fund and Small Cap Equity Fund (each a "Fund" and collectively, the "Funds"). Investors are advised to read this Prospectus and retain it for future reference.

A Statement of Additional Information relating to the Funds dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456 or by calling 1-800-874-4770. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

THE TRUST'S SHARES ARE NOT SPONSORED, ENDORSED, OR GUARANTEED BY, AND DO NOT CONSTITUTE OBLIGATIONS OR DEPOSITS OF, THE ADVISOR OR ANY OF ITS AFFILIATES OR CORRESPONDENTS INCLUDING SUNTRUST BANKS, INC., ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

DECEMBER 31, 1996
(AS SUPPLEMENTED FEBRUARY 14, 1997)

2

The Trust Shares are offered primarily to financial institutions and intermediaries ("Shareholders"), including SunTrust Banks, Inc. and its affiliates and correspondents, for the investment of funds for which they act in a fiduciary, agency, investment advisory or custodial capacity. Individuals may not purchase Trust Shares directly, although individuals may be able to purchase Trust Shares through accounts maintained with financial institutions.

                               TABLE OF CONTENTS

Expense Summary...........................................................     3
Performance Information for the Predecessor Collective Funds..............     4
The Trust.................................................................     4
Funds and Investment Objectives...........................................     4
Investment Policies and Strategies........................................     5
General Investment Policies and Strategies................................     7
Investment Risks..........................................................     7
Investment Limitations....................................................     9
Performance Information...................................................    10
Purchase of Fund Shares...................................................    10
Redemption of Fund Shares.................................................    11
Dividends and Distributions...............................................    12
Tax Information...........................................................    12
STI Classic Funds Information.............................................    13
The Trust.................................................................    13
Board of Trustees.........................................................    13
Investment Advisor........................................................    13
Portfolio Managers........................................................    14
Banking Laws..............................................................    15
Distribution..............................................................    15
Administration............................................................    15
Transfer Agent and Dividend Disbursing Agent..............................    16
Custodian.................................................................    16
Legal Counsel.............................................................    16
Independent Public Accountants............................................    16
Other Information.........................................................    16
Voting Rights.............................................................    16
Reporting.................................................................    16
Shareholder Inquiries.....................................................    17
Description of Permitted Investments......................................    17
Appendix..................................................................   A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR SEI FINANCIAL SERVICES COMPANY (THE "DISTRIBUTOR"). THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

3

                                EXPENSE SUMMARY
                                  TRUST SHARES

The purpose of the following table is to help you understand the various costs and expenses that a shareholder will bear, directly or indirectly, in connection with an investment in the Trust Shares of each Fund.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                                                                           EMERGING
                                                                                        MARKETS EQUITY      SMALL CAP
                                                                                             FUND          EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
Management Fees (after fee waivers & reimbursements)(1)...............................         1.15%            1.00%
Other Fund Expenses...................................................................          .40%             .20%
------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses (after fee waivers & reimbursements)(2)(3)..............         1.55%            1.20%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fee from the Fund. The Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers, Management Fees would be 1.30% for the Emerging Markets Fund and 1.15% for the Small Cap Equity Fund. See "Investment Advisor."

(2) Other Fund Expenses are based on estimated amounts for the current year.

(3) Absent the voluntary waivers described above, the estimated Total Fund Operating Expenses would be 1.80% for the Emerging Markets Fund and 1.35% for the Small Cap Equity Fund.

                                                    ONE   THREE
                     EXAMPLES                       YEAR  YEARS
---------------------------------------------------------------
An investor would pay the following expenses on a
  $1,000 investment assuming: (1) a 5% annual
  return and (2) redemption at the end of each
  time period.
Emerging Markets Equity Fund......................  $16   $ 49
Small Cap Equity Fund.............................  $12   $ 37
---------------------------------------------------------------
---------------------------------------------------------------

THE EXAMPLES ARE BASED UPON ESTIMATED TOTAL OPERATING EXPENSES OF EACH FUND AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. INFORMATION ABOUT THE ACTUAL PERFORMANCE OF THE FUNDS WILL BE CONTAINED IN THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH MAY BE OBTAINED WITHOUT CHARGE WHEN AVAILABLE.

4

PERFORMANCE INFORMATION FOR PREDECESSOR COLLECTIVE FUNDS

The Emerging Markets Equity and the Small Cap Equity Funds are each the successor to collective investment funds previously managed by STI Capital Management, Inc. A substantial portion of the assets of those collective investment funds was transferred to the Funds in connection with the Fund's commencement of operations. Set forth below is certain performance data for the predecessor collective investment funds, which is deemed relevant because the collective investment funds were managed using virtually the same investment objectives, policies and restrictions as those used by each respective Fund. The performance data, however, is not necessarily indicative of the future performance of each Fund. Further, the predecessor collective funds were not subject to certain investment limitations imposed on mutual funds, which, if they had been imposed, may have adversely affected a collective fund's performance.

The predecessor collective funds did not incur expenses that correspond to the advisory, administrative, and other fees to which each Fund is subject. Accordingly, the following performance information has been adjusted by applying the total expense ratio for the corresponding Fund, as disclosed in the Prospectus at the time the Fund commenced operations, which reduced the actual performance of the collective fund.

The average annual total returns (adjusted to reflect Fund expenses, net of voluntary waivers and reimbursements) for the following periods ended December 31, 1996:

-----------------------------------------------------------------

                                           SINCE INCEPTION
                                         (3/29/96 - 12/31/96)
-----------------------------------------------------------------
Emerging Markets Equity Collective Fund       13.71%
-----------------------------------------------------------------


                           ONE            TWO           SINCE
                          YEAR           YEARS        INCEPTION
                         (ENDING        (ENDING       (9/1/94-
                        12/31/96)      12/31/96)      12/31/96)
-----------------------------------------------------------------
Small Cap Equity
 Collective Fund....        34.20%         32.57%         27.81%

THE TRUST

STI CLASSIC FUNDS (the "Trust") is a diversified, open-end management investment company that provides a convenient and economical means of investing in several professionally managed portfolios of securities. The Trust currently offers units of beneficial interest ("shares") in a number of separate Investment portfolios (together with the Fund, the "Funds"), Shareholders may purchase shares in three separate classes (Trust Shares, Investor Shares and Flex Shares) which provide for variations in distribution and service fees, transfer agent fees, voting rights and dividends. Except for differences between classes, each share represents an undivided, proportionate interest in the Fund. This Prospectus relates to the Trust Shares of the Emerging Markets Equity Fund and the Small Cap Equity Fund.

FUNDS AND INVESTMENT OBJECTIVES

THE EMERGING MARKETS EQUITY FUND seeks to provide long term capital appreciation by investing primarily in equity securities of companies located in emerging markets that appear undervalued relative to their global peers.

THE SMALL CAP EQUITY FUND seeks to provide capital appreciation with a secondary goal of achieving current income.

5

The investment objective of each Fund is nonfundamental and may be changed without shareholder approval. Further, there can be no assurance that a Fund will achieve its investment objective.

INVESTMENT POLICIES AND STRATEGIES
EMERGING MARKETS EQUITY FUND

The Fund, under normal market conditions will invest at least 65% of its assets in publicly traded and privately placed equity securities of foreign issuers located in emerging market countries consisting of: common and preferred stocks, warrants, options and securities convertible into common stock. As used in this Prospectus, the term 'emerging market country' applies to any country that, in the Adviser's opinion, is generally considered to be an emerging or developing country in the international financial community, which includes the International Bank for Reconstruction and Development (the "World Bank"), the International Finance Corporation, and the United Nations. There are currently 130 countries that are emerging or developing countries under this standard, such as China, Singapore, Argentina, Hungary, Egypt and Nigeria.

Securities of foreign issuers purchased by the Fund may be purchased in foreign markets, on United States registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ.

The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in dollar exchange rates.

The Fund may invest in futures contracts, including options on futures. The Fund may also purchase shares of closed-end investment companies. The Fund may write or purchase put or call options.

The Fund expects to be fully invested in the investments described above, but may invest up to 35% of its total assets in bonds and debentures issued by non-U.S. or U.S. companies, securities issued or guaranteed by foreign or U.S. governments, including U.S. Treasury obligations, U.S. Treasury STRIPs and Canadian government obligations, and foreign and U.S. Commercial paper. The bonds that the Fund may purchase may be rated in any rating category or may be unrated provided that no more than 20% of the Fund's total assets will be rated below BBB by S&P or below Baa by Moody's, Inc. or securities not rated by S&P or Moody's (see "Investment Risks -- High Yield, Lower Rated Bonds"). When investing in bonds, the Fund may seek capital gains by taking advantage of price appreciation caused by interest rate and credit quality changes. The Fund is also permitted to acquire floating and variable rate securities. The Fund may invest in mortgage-backed securities and collateralized mortgage obligations ("CMOs") with a rating no lower than "O" and asset-backed securities with a rating no lower than "P". The Fund is also permitted to invest in the short-term obligations of U.S. and foreign banks, such as commercial banks and savings and loan institutions, with assets of at least $500 million.

6

For temporary defensive purposes, during periods when the Advisor determines that market conditions warrant, the Fund may hold a portion of its assets in cash and invest up to 100% of its assets in money market instruments consisting of: securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; repurchase agreements; certificates of deposit; bankers' acceptances; time deposits issued by banks or savings and loan associations; and commercial paper rated in the highest rating category. The Fund may not be pursuing its investment objective when it is engaged in temporary defensive investing.

The Fund may purchase restricted securities, including Rule 144A securities, that the Advisor determines are liquid pursuant to guidelines established by the Trust's Board of Trustees.

The Fund's annual turnover rate may exceed 100%. This rate of turnover, if continued, will likely result in higher brokerage commissions, higher levels of realized capital gains and additional taxes than if the turnover rate was lower. See "Taxes."

SMALL CAP EQUITY FUND

The Small Cap Equity Fund invests substantially all, and under normal market conditions at least 65%, of its assets in the equity securities of smaller companies (I.E., companies with market capitalizations of less than $1 billion) which, in the Advisor's opinion, are undervalued for above-average capital growth. Any remaining assets may be invested in the equity securities of companies with larger market capitalizations which the Advisor believes are also undervalued. The Fund may also invest in U.S. dollar denominated equity securities of foreign issuers (including American Depositary Receipts). Equity securities include common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.

In order to meet liquidity needs, or for temporary defensive purposes, the Fund may invest all or a portion of its assets in common stocks of larger, more established companies, fixed income securities, repurchase agreements, cash or money market securities. Fixed income securities will only be purchased if they are rated investment grade or better by one or more nationally recognized statistical ratings organizations ("NRSROs"). Investment grade bonds include securities rated at least BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor's Services, Inc. ("Moodys"). Money market securities will only be purchased if they have been given one of the two top ratings by two or more NRSROs, or if not rated, determined to be of comparable quality by the Fund's Advisor. To the extent the Fund is engaged in temporary defensive investing, the Fund may not be pursuing its investment objective.

The Fund may engage in options transactions for hedging purposes only. The Fund will not invest more than 20% of its total assets in unsponsored ADR facilities.

The Fund's annual turnover rate may exceed 100%. This rate of turnover, if continued, will likely result in higher brokerage commissions, higher levels of realized capital gains and additional taxes than if the turnover rate was lower. See "Taxes."

7

GENERAL INVESTMENT POLICIES AND STRATEGIES

In the event that a security owned by the Fund is downgraded below the stated rating categories, the Advisor will review and take appropriate action with regard to the security.

Each Fund may borrow money for temporary or emergency purposes in an amount not to exceed one-third of the value of its total assets. A Fund may not purchase additional securities while its outstanding borrowings exceed 5% of its assets.

Each Fund may purchase securities issued by money market mutual funds. A Fund's purchase of shares of other investment companies is limited by the Investment Company Act of 1940 (the "1940 Act") and will ordinarily result in an additional layer of charges and expenses.

Each Fund may engage in securities lending and will limit such practice to 33 1/3% of its total assets.

Each Fund may purchase securities on a "when-issued" basis and reserves the right to engage in standby commitments.

It is a non-fundamental policy of each Fund to invest no more than 15% of its net assets in illiquid securities. An illiquid security is a security which cannot be disposed of in the usual course of business within seven days at a price approximating its carrying value.

For additional information regarding permitted investments, see "Description of Permitted Investments" in this Prospectus and in the Statement of Additional Information.

INVESTMENT RISKS
AMERICAN DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities.

EQUITY SECURITIES

Investments in equity securities are generally subject to market risks that may cause their prices to fluctuate over time. The values of convertible equity securities are also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

8

FIXED INCOME SECURITIES

The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by a nationally recognized statistical rating organization ("NRSRO") to the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Fixed income securities rated BBB by S&P or Baa by Moody's (the lowest ratings of investment grade bonds) are deemed by these rating services to have speculative characteristics.

FOREIGN SECURITIES AND FOREIGN CURRENCY CONTRACTS

Investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, limited publicly available information regarding foreign issuers, less liquidity of securities, possible seizure, nationalization and expropriation of the foreign issuer or foreign deposits, political instability which could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Foreign companies may also be subject to less government regulation than U.S. companies. Moreover, the dividends payable on the foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Emerging Markets Equity Fund's Shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

By entering into forward foreign currency contracts, the Emerging Markets Equity Fund will seek to protect the value of its respective investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

HIGH YIELD, LOWER RATED BONDS

The Emerging Markets Equity Fund's investments in high yield, lower rated bonds ("junk bonds") involve greater risk of default or

9
price declines than investments in investment grade securities (E.G., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness. The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets. Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market. In addition, the market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are subject to the risk of prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by the Emerging Markets Equity Fund are prepaid, the Fund generally will reinvest the proceeds in securities with a yield that reflects prevailing interest rates, which may be lower than the prepaid security.

ZERO COUPON OBLIGATIONS

Zero coupon obligations are sold at original issue discount and do not make periodic payments. Zero coupon obligations may be subject to great fluctuations in value due to interest rate changes.

The Emerging Markets Equity Fund will be required to include the imputed interest in zero coupon obligations in its current income. Because the Fund distributes all of its net investment income to investors, the Fund may have to sell portfolio securities to distribute the income attributable to these obligations and securities at a time when the Advisor would not have chosen to sell such obligations or securities.

INVESTMENT LIMITATIONS

The following investment limitations constitute fundamental policies of the Funds. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and

10
instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION

From time to time, the Funds may advertise performance (total return and yield). These figures will be historical and are not intended to indicate future performance.

The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, including any sales charge imposed, for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gains distributions.

The performance of the Trust Shares of the Trust will normally be higher than for Investor Shares and Flex Shares because Investor Shares and Flex Shares are subject to distribution, service and certain transfer agent fees not charged to Trust Shares. The performance of Flex Shares in comparison to Investor Shares will vary depending upon the investment time horizon.

Each Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

PURCHASE OF FUND SHARES

Trust Shares of the Trust are sold primarily to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. ("SunTrust"), for the investment of funds for which they act in a fiduciary, agency, investment advisory or custodial capacity. Individuals generally may not purchase Trust Shares directly, although individuals may be able to purchase Trust Shares through accounts maintained with financial institutions and potentially through the Preferred Portfolio Account (an asset allocation account available through SunTrust Securities, Inc.) Trust Shares are sold without a sales charge, although financial institutions may charge their customer accounts for services provided in connection with the purchase of shares. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Trust's transfer agent, Federated Services Company (the "Transfer Agent"), for effectiveness the same day. Information concerning these services and any

11
charges will be provided to customers by the financial institutions. Trust Shares will be held of record by the financial institutions, although customers may have or be given the right to vote the shares depending upon the terms of their relationship with the financial institution. Confirmations of share purchases and redemptions will be sent to the financial institution as the shareholder of record.

Shares may be purchased on days on which the New York Stock Exchange is open for business (a "Business Day").

A purchase order for a Fund will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order before 4:00 p.m. Eastern time and payment is received within one day. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places. The purchase price of shares of a Fund is the net asset value next determined after a purchase order is effective plus any applicable sales charge (the "offering price"). The net asset value per share of a Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on any Business Day. Pursuant to guidelines established by the Trustees, the Trust may use a pricing service to provide market quotations or valuations for securities owned by the Fund.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or Shareholder(s).

The Trust maintains procedures, including identification methods and other means, for ascertaining the identity of callers and authenticity of instructions. If reasonable procedures are not employed, the Trust and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions. Neither the Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon telephone or wire instructions reasonably believed to be genuine.

Although the methodology and procedures for calculating the net asset value for Trust Shares are identical to those of Investor Shares and Flex Shares, the net asset value per share of the classes of the Funds may differ because of the distribution, service, and certain transfer agent expenses charged to Investor Shares and Flex Shares.

REDEMPTION OF FUND SHARES

An order to redeem Trust shares must be transmitted to the Transfer Agent by the financial institution as the record owner. Financial institutions may establish procedures for their customers to request redemption of Trust Shares held in their account with the financial institution. Customers should contact their financial institution for information concerning these procedures.

Redemption orders must be received by the Transfer Agent before 4:00 p.m. Eastern time on any Business Day to be effective that day. Redemption proceeds are normally remitted in federal funds wired to the record owner of the shares within one Business Day, but in no event more than seven days following the effective date of the order. No charge for wiring redemption payments is imposed by the Trust. Redemption orders are effected at the net asset value per share next determined after an order is effective.

The Trust intends to pay cash for all shares redeemed, but under abnormal conditions

12

which make payment in cash unwise, payment may be made wholly or partly in liquid portfolio securities with a market value equal to the redemption price. In such circumstances, an investor may incur brokerage costs in converting such securities to cash.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income (exclusive of capital gains) are declared and paid annually by the Emerging Markets Equity Fund and quarterly by the Small Cap Equity Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) plus dividend or distribution income on such assets, (iv) less accrued expenses directly attributable to a Fund and the general expenses of the Trust prorated to the Fund on the basis of its relative net assets. Shareholders of record on the record date will be entitled to receive dividends.

The net asset value of Trust Shares of the Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in the form of additional Trust Shares of the Funds unless the customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing prior to the date of distribution to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions are paid within ten days of the end of the time period to which the dividend relates. Dividends and distributions payable to a Shareholder are paid in cash within ten Business Days after a Shareholder's complete redemption of its Trust Shares in the Fund.

TAX INFORMATION

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Fund or its Shareholders. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF EACH FUND:

Each Fund intends to qualify for the special tax treatment afforded regulated investment companies by the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of federal income tax on that part of its net investment income and net capital gains (the excess of long-term capital gains over net short-term capital loss) which is distributed to Shareholders. The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

TAX STATUS OF DISTRIBUTIONS:

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income paid by the Funds will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends received deduction for

13
corporate Shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. Any net capital gains will be distributed annually and will be taxed to Shareholders as long-term capital gains, regardless of how long the Shareholder has held shares and regardless of whether distributions are received in cash or in additional shares. For certain individual Shareholders, net long-term capital gains may be taxed at a lower rate than ordinary income. The Funds will make annual reports to Shareholders of the federal income tax status of all distributions. Dividends declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholder on December 31 of that year, if paid by the Fund at any time during the following January.

Income derived by the Funds from obligations of foreign issuers may be subject to foreign withholding taxes. The Funds expect to elect to treat Shareholders as having paid their proportionate share of such foreign taxes.

Income received on direct U.S. obligations is exempt from tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by the Shareholder as income dividends from the Fund, provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. The Funds will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular state.

A sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

STI CLASSIC FUNDS INFORMATION
THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services, state filing fees and registering the shares under federal securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

BOARD OF TRUSTEES

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

INVESTMENT ADVISOR

STI Capital Management, N.A. ("STI Capital") serves as the Advisor to the Emerging Markets Equity Fund and Small Cap Equity Fund. As of December 31, 1996, STI Capital had discretionary management authority with

14
respect to assets of approximately $11.6 billion. The principal business address of STI Capital is P.O. Box 3808, Orlando, Florida 32802.

The Advisor is a wholly-owned subsidiary of SunTrust Banks, Inc. ("SunTrust"), a southeastern regional bank holding company with assets of $52.5 billion as of December 31, 1996. SunTrust ranks among the twenty largest U.S. banking companies. Its three principal subsidiaries -- SunTrust Banks of Florida, Inc., SunTrust Banks of Georgia, Inc. and SunTrust Banks of Tennessee, Inc. -- provide a wide range of personal and corporate banking, trust, and investment services through more than 600 locations in the three-state area. Total discretionary assets under management with SunTrust Banks, Inc. equalled approximately $53.4 billion as of December 31, 1996.

The Trust and the Investment Advisor have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers Fund's investment program. The Advisor discharges the responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. STI CLASSIC FUNDS ARE NOT DEPOSITS, ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT ENDORSED OR GUARANTEED BY AND DO NOT CONSTITUTE OBLIGATIONS OF SUNTRUST BANKS, INC. OR ANY OF ITS AFFILIATES. INVESTMENTS IN THE FUNDS INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE AND SHARES AT REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THERE IS NO GUARANTEE THAT ANY STI CLASSIC FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. With respect to the Funds, the Advisor may execute brokerage or other agency transactions through affiliates of the Advisor.

For the services provided and expenses incurred pursuant to the Advisory Agreement, STI Capital is entitled to receive advisory fees computed daily and paid monthly at the annual rate of 1.30% of the average daily net assets of the Emerging Markets Equity Fund and 1.15% of the average daily net assets of the Small Cap Equity Fund.

Although the advisory fees for the Funds are higher than advisory fees paid by other mutual funds, the Trust believes that the fee is comparable to the advisory fee paid by many other mutual funds with similar investment objectives and policies. From time to time, the Advisor may waive (either voluntarily or pursuant to applicable regulatory limitations) advisory fees payable by a Fund. Currently, the Advisor has agreed to voluntary reductions in its fees in amounts necessary to maintain the total operating expenses at the amounts set forth in the Expense Summary. Voluntary reductions of fees may be terminated at any time.

PORTFOLIO MANAGERS

Mr. Pablo Salas has been responsible for the day-to-day management of the Emerging Markets Equity Fund since its inception. Mr. Salas joined STI Capital in 1996. Prior to joining STI Capital, Mr. Salas managed an emerging markets portfolio at Lazard Freres Asset Management from 1994 to 1996 and was a securities analyst at The Principal Group/ Invista Capital Management from 1992 to 1994.

Mr. Brett Barner, CFA, has been responsible for the day-to-day management of the Small Cap Equity Fund since commencement of operations. Mr. Barner has been a portfolio manager with STI Capital since 1990.

15

BANKING LAWS

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, currently
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or its affiliates from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and generally prohibit banks from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as an investment advisor, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Advisor believes that it may perform the services for STI Classic Funds contemplated by its Advisory Agreement described in this Prospectus without violation of applicable banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Advisor from continuing to perform services for STI Classic Funds. If the Advisor was prohibited from providing services to STI Classic Funds, the Board of Trustees would consider selecting other qualified firms. Any new investment advisory agreement would be subject to Shareholder approval.

If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Advisor, or its affiliates, would consider the possibility of offering to perform additional services for STI Classic Funds. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Advisor, or such affiliates, might offer to provide such services.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

DISTRIBUTION

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), and the Trust are parties to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the Trust Shares of the Fund. Trust Shares of the Funds are offered primarily to institutional investors, including affiliates and correspondents for the investment of funds in which they act in a fiduciary, agency or custodial capacity. An investor may call 1-800-874-4770 to receive more information regarding Investor Shares or Flex Shares. It is possible that a financial institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares.

The Funds may execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.

ADMINISTRATION

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with certain administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel and facilities.

16

The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate as follows:

AVERAGE AGGREGATE DAILY NET ASSETS              FEE
------------------------------------------  -----------
$1 - $1 billion                                 0.10 %
over $1 billion to $5 billion                   0.07 %
over $5 billion to $8 billion                   0.05 %
over $8 billion to $10 billion                  0.045%
over $10 billion                                0.04 %

From time to time, the Administrator may waive (either voluntarily or pursuant to applicable state limitations) all or a portion of the administration fee payable by the Trust.

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT

Federated Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 is the Transfer Agent for the shares of the Trust and dividend disbursing agent for the Trust.

CUSTODIAN

The Bank of New York, One Wall Street, New York, New York 10286, serves as custodian for the Emerging Markets Equity Fund. SunTrust Bank, Atlanta, c/o STI Trust & Investment Operations, Inc., 303 Peachtree Street N.E., 14th Floor, Atlanta, Georgia 30308, serves as custodian of the assets of the Small Cap Equity Fund. The custodians hold cash, securities and other assets of the Trust as required by the 1940 Act.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants to the Trust are Arthur Andersen LLP, Philadelphia, Pennsylvania.

OTHER INFORMATION
VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each of the Funds will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholders may contact their financial institution's representative in order to obtain information on account statements, procedures and other related information.

17

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of the permitted investments for the Funds. Further discussion is contained in the Statement of Additional Information.

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES -- Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT-- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be

18
traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

CORPORATE DEBT OBLIGATIONS -- Debt instruments issued by corporations with maturities exceeding 270 days. Such instruments may include putable corporate bonds and zero coupon bonds.

DERIVATIVES -- Derivatives are securities whose value is derived from an underlying contract, index or security, or any combination thereof. This includes: futures, swap agreements, and some mortgage-back securities (CMOs, REMICs and SMBs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Policies and Strategies" for more information about any investment policies and limitations applicable to their use.

FORWARD FOREIGN CURRENCY CONTRACTS -- A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver

19
(and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over seven days in length.

MEDIUM TERM NOTES -- Medium term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

20

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

COLLATERALIZED MORTGAGE OBLIGATIONS: CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

OPTIONS ON CURRENCIES -- A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolio's exposure to changes in dollar exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. Government securities or other high grade liquid debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

PAY-IN-KIND SECURITIES -- Pay-in-kind securities are bonds or preferred stock that pay interest or dividends in the form of additional bonds or preferred stock.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The custodian will hold the security as collateral for the repurchase agreement. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement

21
based on established guidelines. Repurchase agreements are considered loans under the Investment Company Act of 1940.

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. Rule 144A securities are securities that have not been registered under the Securities Act of 1933, but which may be traded between certain institutional investors, including investment companies. The Trust's Board of Trustees is responsible for developing guidelines and procedures for determining the liquidity of restricted securities and monitoring the Advisors' implementation of the guidelines and procedures.

SECURITIES LENDING -- In order to generate additional income, the Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. The Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SWAPS, CAPS, FLOORS and COLLARS -- Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation the Fund may have under these types of arrangements will be covered by setting aside liquid high grade securities in a segregated account. The Fund will enter into swaps only with counterparties believed to be creditworthy.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in

22
exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., FNMA securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

ZERO COUPON OBLIGATIONS -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

APPENDIX
I.  BOND RATINGS
CORPORATE BONDS

The following are descriptions of Standard & Poor's Corporation ("S&P's") and Moody's Investors Service, Inc. ("Moody's") corporate bond ratings.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Debt rated BB, B, CCC, CC or C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times

A-2
over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

II.  COMMERCIAL PAPER AND SHORT-TERM RATINGS

The following descriptions of commercial paper ratings have been published by S&P, Moody's, Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff") and IBCA Limited ("IBCA"), respectively.

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+ and 1. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 and Prime-2 by Moody's are judged by Moody's to have superior ability and strong ability for repayment, respectively.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

STI CLASSIC FUNDS ORGANIZATIONAL OVERVIEW

*          INVESTMENT ADVISOR

           STI Capital Management, N.A.           P.O. Box 3808
                                                  Orlando, FL 32802

*          DISTRIBUTOR

           SEI Financial Services Company         Oaks, PA 19456

*          ADMINISTRATOR

           SEI Fund Resources                     Oaks, PA 19456

*          TRANSFER AGENT

           Federated Services Company             Federated Investors Tower
                                                  Pittsburgh, PA 15222-3779

*          CUSTODIANS

           The Bank of New York                   One Wall Street
                                                  New York, NY 10286

           SunTrust Bank, Atlanta                 303 Peachtree Street, N.E.
                                                  Atlanta, GA 30308

*          LEGAL COUNSEL

           Morgan, Lewis & Bockius LLP            2000 One Logan Square
                                                  Philadelphia, PA 19103

*          INDEPENDENT PUBLIC ACCOUNTANTS

           Arthur Andersen LLP                    1601 Market Street
                                                  Philadelphia, PA 19103

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100093/10-95

                                  DISTRIBUTOR
                             SEI Financial Services
                                    Company

                         -- - - - - - - - - - - - - - -

                                   PROSPECTUS

                                  TRUST SHARES

                                EMERGING MARKETS
                                  EQUITY FUND

                                   SMALL CAP
                                  EQUITY FUND

                               INVESTMENT ADVISOR
                          STI CAPITAL MANAGEMENT, N.A.

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100093/10-95

                                  DISTRIBUTOR
                             SEI Financial Services
                                    Company

                         -- - - - - - - - - - - - - - -

                                   PROSPECTUS

                                  TRUST SHARES

                                EMERGING MARKETS
                                  EQUITY FUND

                                   SMALL CAP
                                  EQUITY FUND

                               INVESTMENT ADVISOR
                          STI CAPITAL MANAGEMENT, N.A.

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